AGREEMENT

                                May 18, 2001


     Cavendish Nominees Limited ("Cavendish"), Baring Vostok Private Equity Fund LP1 ("BVPE 1"), Baring Vostok Private Equity Fund LP2 ("BVPE 2"), Baring Vostok Private Equity Fund LP3 ("BVPE 3"), NIS Restructuring Facility LP ("NIS Restructuring"), Baring Vostok Fund (GP) LP ("BVF") and Baring Vostok Fund Managers Limited ("BVF Managers") hereby agree, pursuant to Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended (the "Act"), to file a joint statement on Schedule 13D under the Act in connection with their beneficial ownership of Common Stock, par value $0.01 per share, of Golden Telecom, Inc. This Agreement applies to such Schedule 13D and any subsequent amendments thereto, and shall be included as an Exhibit to such Schedule 13D and each such amendment.

     Cavendish, BVPE 1, BVPE 2, BVPE 3, NIS Restructuring, BVF and BVF Managers state that they are each eligible to report beneficial ownership on Schedule 13D pursuant to the Act.

     Cavendish, BVPE 1, BVPE 2, BVPE 3, NIS Restructuring, BVF and BVF Managers shall each be responsible for the timely filing of the statement and any amendments thereto, and for the completeness and accuracy of the information concerning each of them contained therein, but shall not be responsible for the completeness or accuracy of the information concerning the others.

                          [signature page follows]

                                     CAVENDISH NOMINEES LIMITED



                                     By: /s/
                                        -----------------------------------
                                        Name:  Mrs. C.A.E. Helyar
                                        Title: Director


                                     BARING VOSTOK FUND MANAGERS LIMITED
                                     AS MANAGER OF
                                     BARING VOSTOK FUND (GP) LP
                                     AS GENERAL PARTNER OF
                                     BARING VOSTOK PRIVATE EQUITY FUND LP 1


                                     By: /s/
                                        -----------------------------------
                                        Name:  Mrs. C.A.E. Helyar
                                        Title: Director


                                     BARING VOSTOK FUND MANAGERS LIMITED
                                     AS MANAGER OF
                                     BARING VOSTOK FUND (GP) LP
                                     AS GENERAL PARTNER OF
                                     BARING VOSTOK PRIVATE EQUITY FUND LP 2


                                     By: /s/
                                        -----------------------------------
                                        Name:  Mrs. C.A.E. Helyar
                                        Title: Director


                                     BARING VOSTOK FUND MANAGERS LIMITED
                                     AS MANAGER OF
                                     BARING VOSTOK FUND (GP) LP
                                     AS GENERAL PARTNER OF
                                     BARING VOSTOK PRIVATE EQUITY FUND LP


                                     By: /s/
                                        -----------------------------------
                                        Name:  Mrs. C.A.E. Helyar
                                        Title: Director


                                     BARING VOSTOK FUND MANAGERS LIMITED
                                     AS MANAGER OF
                                     BARING VOSTOK FUND (GP) LP
                                     AS GENERAL PARTNER OF
                                     NIS RESTRUCTURING FACILITY LP


                                     By: /s/
                                        -----------------------------------
                                        Name:  Mrs. C.A.E. Helyar
                                        Title: Director


                                     BARING VOSTOK FUND MANAGERS LIMITED
                                     AS MANAGER OF
                                     BARING VOSTOK FUND (GP) LP


                                     By: /s/
                                        -----------------------------------
                                        Name:  Mrs. C.A.E. Helyar
                                        Title: Director


                                     BARING VOSTOK FUND MANAGERS LIMITED


                                     By: /s/
                                        -----------------------------------
                                        Name:  Mrs. C.A.E. Helyar
                                        Title: Director